SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 17 - SUBSEQUENT EVENTS

Increase in Authorized Shares

In February 2013 the Company's articles of association were amended as approved during the shareholders general meeting in December 2012 whereby the number of authorized shares of the Company's common stock was increased by 16,333,333 shares to 33,333,334 shares with a par value of €0.45 per share. In addition, once 90% of the Company's authorized shares become issued and outstanding, an additional 116,666,667 shares will become authorized.

Employment and Termination agreement

In February 2013 the Company amended certain provisions of the employment and termination agreement with the manager of one of its European subsidiaries related to payment of bonuses (see note 15). In March 2013, an entity related to the Company's main shareholder provided two bank guarantees in the amount of €500 each ($659 as of December 31, 2012) as security for the remaining unpaid obligation of €1,000 ($1,318 as of December 31, 2012) to the manager of one of its European subsidiaries pursuant to the original employment and termination agreement (see note 15). Each guarantee is payable in December 2013 provided that the Company has not paid the €1,000 obligation.

Employment Agreement

In March 2013, the Company entered into an employment agreement with one of its directors. The agreement has a term of two years and expires in March 2015. The agreement provides for monthly compensation of €12 ($16 as of December 31, 2012).